UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Michael W. Stockton

American Mutual Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Mutual Fund® Semi-annual report for the six months ended April 30, 2015

American Mutual Fund strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	4.21%	11.71%	7.19%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.59% for Class A shares as of the prospectus dated January 1, 2015.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of May 31, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.95%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.85%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Fellow investors:

U.S. equities posted gains for the six-month period ended April 30, 2015, with the Standard & Poor’s 500 Composite Index reaching new all-time highs. Investors were encouraged by gradually improving economic readings, generally positive corporate earnings and increased mergers-and-acquisitions activity. The Federal Reserve ended its asset-purchase program; while most market observers expect short-term interest rates to increase at some point in the near future, the central bank has yet to take any action.

With the stock market rising during the period, American Mutual Fund posted a total return of 3.35%. This trailed the 4.39% return for the unmanaged S&P 500, a market capitalization-weighted index based on the results of 500 widely held common stocks. It is not uncommon for AMF to lag the S&P 500 in a market environment of strong rising returns. The fund is managed conservatively and has tended to do better than the broader market in a decline because dividend-paying companies with solid balance sheets are typically less volatile than the overall market.

Over longer periods of time, AMF’s returns have compared somewhat more favorably to those of the S&P 500. For the past 10 years, the fund had an average annual total return of 8.13% compared with the index’s 8.31% return. For its 65-year lifetime, AMF has had an average annual total return of 11.75% compared with 11.32% for the S&P 500. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

Holdings in the information technology sector made strong contributions to the fund’s returns. Shares of chip maker Texas Instruments benefited from robust quarterly earnings as the company demonstrated healthy sales growth and market share gains. Texas Instruments, a longtime holding in the fund and one of its largest, also has continued to show a strong commitment to returning cash to shareholders through dividend increases and share repurchases. Other semiconductor-related companies also contributed to returns, including Analog Devices and Maxim Integrated Products, while enterprise software provider Oracle further boosted the technology sector.

American Mutual Fund	1

A number of consumer companies helped the fund’s results during the period. Shares of Kraft rose sharply after the food products firm received an offer from rival Heinz. The combined entity would be the third-largest food-and-beverage company in North America and the fifth-largest worldwide. In the consumer discretionary sector, Home Depot benefited from strong earnings due to greater operating efficiencies, which management expects to continue to drive results. The home improvement retailer also increased its dividend as it takes a more disciplined approach to capital management. Elsewhere, shares of Darden Restaurants rebounded after activist investors pushed for change at the company, resulting in a new board of directors.

Industrial companies weighed on the fund’s results, especially those related to transportation and logistics, such as United Parcel Service. However, aerospace firm Boeing bucked the trend partly as a result of raising its dividend. Several railroad operators, including Union Pacific and Norfolk Southern, declined as they contended with lower volume and prices for shipments of equipment and materials related to shale oil, coal and other commodities. The slump in oil prices hurt companies such as Chevron and Royal Dutch Shell, but they continue to pay healthy dividends. At current levels, we believe there is an attractive risk-reward trade-off in adding to our positions in some energy companies as oil prices gradually rebound.

Overall, the fund’s significant investments in companies with higher dividend yields helped it participate in the rising market. While some sectors that have traditionally been sources of dividends have seen valuations increase quite a bit, such as utilities, we think there are still plenty of attractively valued companies to be found on an individual level. We believe that our robust research operation allows us to identify those firms most likely to increase dividends rapidly, and to invest in them at attractive valuations. For example, in the health care sector, strong drug pipelines have led to higher cash flow for many companies, allowing them to increase dividends.

Looking ahead

The U.S. economy continues to strengthen, but at an uneven pace. While the unemployment rate has declined, other areas of the economy remain below peak levels, including housing and manufacturing, and many of the country’s largest trading partners are struggling economically. However, the overall picture is bright enough that at some point during the year the Fed may raise interest rates, albeit from artificially low levels near zero. As a result, the market may not respond as it has to previous rate increases, which the Fed has typically used to slow a rapidly

2	American Mutual Fund

expanding economy or combat inflation. The central bank will have to take a more measured approach, walking a fine line between raising interest rates and having a negative impact on the economy.

We also are mindful of other external factors that could affect the market, including events outside the U.S. — most notably the ongoing conflicts in the Middle East and Ukraine, low global commodity prices, a slowing Chinese economy, and political concerns in Greece and their impact on the rest of the euro zone. Many of the companies in which the fund invests are global in nature and thus could be impacted by events beyond U.S. borders. For this reason we are keeping an especially close eye on risk and volatility in the fund, carefully considering companies before investing.

AMF’s portfolio managers are primarily focused on companies that are increasing dividends as well as earnings. They are mindful of companies with high dividend yields and no earnings growth, which tend not to do as well when interest rates are rising. Dividend growth also sends a positive message about a company’s earnings outlook and management’s willingness to share profits with investors instead of spending capital on acquisitions or share repurchases, which have a less impressive track record of benefiting shareholders.

We would like to remind our investors to keep in mind the three objectives of the fund: current income, growth of capital and conservation of principal, which is especially important during a period of rising interest rates and higher valuations. We are pleased to report that the number of shareholder accounts in AMF has grown by 4.4% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Joyce E. Gordon Vice Chairman	William L. Robbins President

June 9, 2015

For current information about the fund, visit americanfunds.com.

American Mutual Fund	3

Summary investment portfolio April 30, 2015	unaudited

Industry sector diversification	Percent of net assets

Common stocks 92.70%	Shares	Value (000)
Energy 7.93%
Chevron Corp.	3,808,900	$423,016
Royal Dutch Shell PLC, Class A (ADR)	7,794,606	494,412
Spectra Energy Corp	10,051,119	374,404
Other securities		1,634,392
		2,926,224

Materials 4.28%
Dow Chemical Co.	6,004,037	306,206
Monsanto Co.	2,207,000	251,510
Praxair, Inc.	3,832,531	467,300
Other securities		553,110
		1,578,126

Industrials 14.77%
Boeing Co.	3,029,100	434,191
CSX Corp.	9,312,193	336,077
Cummins Inc.	2,407,399	332,847
General Dynamics Corp.	2,541,164	348,953
General Electric Co.	18,986,585	514,157
Lockheed Martin Corp.	2,413,260	450,314
Norfolk Southern Corp.	3,241,647	326,920
Union Pacific Corp.	3,944,863	419,063
United Parcel Service, Inc., Class B	2,704,300	271,863
United Technologies Corp.	2,823,174	321,136
Waste Management, Inc.	6,078,100	301,048
Other securities		1,392,176
		5,448,745

Consumer discretionary 7.98%
Carnival Corp., units	6,244,100	274,553
Home Depot, Inc.	5,656,052	605,084
Johnson Controls, Inc.	5,789,580	291,679

4	American Mutual Fund

	Shares	Value (000)
Newell Rubbermaid Inc.	6,893,200	$262,838
Other securities		1,510,121
		2,944,275

Consumer staples 6.06%
Coca-Cola Co.	8,730,800	354,121
Procter & Gamble Co.	7,497,400	596,118
Other securities		1,283,958
		2,234,197

Health care 15.43%
AbbVie Inc.	18,637,000	1,205,068
Amgen Inc.	7,764,272	1,226,056
Bristol-Myers Squibb Co.	5,243,000	334,136
Johnson & Johnson	2,745,000	272,304
Medtronic PLC	6,197,000	461,367
Merck & Co., Inc.	7,903,085	470,708
Novartis AG (ADR)	3,014,000	306,825
Pfizer Inc.	10,459,100	354,877
Other securities		1,062,553
		5,693,894

Financials 10.42%
JPMorgan Chase & Co.	4,153,800	262,769
Principal Financial Group, Inc.	6,200,000	316,944
U.S. Bancorp	8,306,079	356,082
Wells Fargo & Co.	5,593,000	308,174
Other securities		2,602,027
		3,845,996

Information technology 10.58%
Apple Inc.	3,008,000	376,451
Automatic Data Processing, Inc.	2,923,300	247,136
Cisco Systems, Inc.	10,735,000	309,490
Microsoft Corp.	15,925,607	774,621
Oracle Corp.	8,394,657	366,175
Texas Instruments Inc.	18,311,644	992,674
Other securities		837,833
		3,904,380

Telecommunication services 5.42%
AT&T Inc.	11,791,000	408,440
Verizon Communications Inc.	30,674,597	1,547,227
Other securities		44,110
		1,999,777

Utilities 5.29%
Dominion Resources, Inc.	3,600,000	258,048
Exelon Corp.	13,938,885	474,201
PG&E Corp.	4,825,000	255,339
Sempra Energy	3,414,053	362,470
Other securities		602,464
		1,952,522

American Mutual Fund	5

Common stocks (continued)	Shares	Value (000)
Miscellaneous 4.54%
Other common stocks in initial period of acquisition		$1,675,469

Total common stocks (cost: $24,208,096,000)		34,203,605

Preferred securities 0.03%
Financials 0.03%
Other securities		11,525

Total preferred securities (cost: $10,004,000)		11,525

Convertible stocks 0.13%
Utilities 0.13%
Exelon Corp., convertible preferred, units	1,000,000	49,270

Total convertible stocks (cost: $50,730,000)		49,270

Bonds, notes & other debt instruments 1.09%	Principal amount (000)
Corporate bonds & notes 0.81%
Financials 0.76%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[1]	$116,654	124,528
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[1]	115,445	128,000
Other securities		28,147
		280,675
Utilities 0.05%
Other securities		15,636

Total corporate bonds & notes		296,311

U.S. Treasury bonds & notes 0.27%
Other securities		100,594

Mortgage-backed obligations 0.01%
Federal agency mortgage-backed obligations 0.01%
Other securities		3,447

Total bonds, notes & other debt instruments (cost: $362,272,000)		400,352

Short-term securities 5.92%
Apple Inc. 0.11%–0.13% due 8/3/2015–9/10/2015[2]	89,000	88,941
Chariot Funding, LLC 0.25%–0.28% due 5/21/2015–10/8/2015[2]	85,200	85,125
Coca-Cola Co. 0.15%–0.21% due 5/11/2015–7/14/2015[2]	45,000	44,994
Federal Home Loan Bank 0.07%–0.20% due 5/1/2015–11/25/2015	728,200	728,109
Freddie Mac 0.08%–0.20% due 5/19/2015–1/4/2016	354,600	354,512
General Electric Capital Corp. 0.19%–0.26% due 5/5/2015–9/2/2015	55,000	54,984

6	American Mutual Fund

	Principal amount (000)	Value (000)
Jupiter Securitization Co., LLC 0.27% due 8/10/2015–8/11/2015[2]	$50,000	$49,965
Other securities		778,379

Total short-term securities (cost: $2,184,683,000)		2,185,009
Total investment securities 99.87% (cost: $26,815,785,000)		36,849,761
Other assets less liabilities 0.13%		49,552

Net assets 100.00%		$36,899,313

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Coupon rate may change periodically.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $522,541,000, which represented 1.42% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Mutual Fund	7

Financial statements

Statement of assets and liabilities at April 30, 2015	unaudited (dollars in thousands)

Assets:
Investment securities, at value (cost: $26,815,785)		$36,849,761
Cash denominated in currencies other than U.S. dollars (cost: $1,777)		1,777
Cash		6,376
Receivables for:
Sales of investments	$68,115
Sales of fund’s shares	35,447
Dividends and interest	69,647
Other	691	173,900
		37,031,814
Liabilities:
Payables for:
Purchases of investments	83,037
Repurchases of fund’s shares	26,878
Investment advisory services	7,334
Services provided by related parties	11,735
Trustees’ deferred compensation	2,945
Other	572	132,501
Net assets at April 30, 2015		$36,899,313

Net assets consist of:
Capital paid in on shares of beneficial interest		$24,963,287
Undistributed net investment income		72,365
Undistributed net realized gain		1,829,713
Net unrealized appreciation		10,033,948
Net assets at April 30, 2015		$36,899,313

See Notes to Financial Statements

8	American Mutual Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (986,994 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$23,069,358	616,521	$37.42
Class B	77,741	2,093	37.14
Class C	1,207,077	32,665	36.95
Class F-1	1,419,865	38,087	37.28
Class F-2	2,310,220	61,747	37.41
Class 529-A	740,262	19,823	37.34
Class 529-B	8,403	225	37.26
Class 529-C	185,174	4,985	37.15
Class 529-E	37,082	997	37.21
Class 529-F-1	55,760	1,491	37.39
Class R-1	74,622	2,013	37.07
Class R-2	261,037	7,047	37.04
Class R-2E	34	1	37.38
Class R-3	662,734	17,832	37.16
Class R-4	836,621	22,425	37.31
Class R-5	291,679	7,794	37.42
Class R-6	5,661,644	151,248	37.43

See Notes to Financial Statements

American Mutual Fund	9

Statement of operations	unaudited
for the six months ended April 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $7,003)	$474,099
Interest	15,642	$489,741
Fees and expenses*:
Investment advisory services	43,468
Distribution services	41,579
Transfer agent services	13,473
Administrative services	4,432
Reports to shareholders	717
Registration statement and prospectus	871
Trustees’ compensation	305
Auditing and legal	27
Custodian	154
State and local taxes	1
Other	539
Total fees and expenses before waiver	105,566
Less investment advisory services waiver	22
Total fees and expenses after waiver		105,544
Net investment income		384,197

Net realized gain and unrealized depreciation on investments and currency:
Net realized gain (loss) on:
Investments	1,785,587
Currency transactions	(563)	1,785,024
Net unrealized depreciation on:
Investments	(977,243)
Currency translations	(28)	(977,271)
Net realized gain and unrealized depreciation on investments and currency		807,753
Net increase in net assets resulting from operations		$1,191,950

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

10	American Mutual Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	April 30, 2015*	October 31, 2014
Operations:
Net investment income	$384,197	$659,243
Net realized gain on investments and currency transactions	1,785,024	1,263,900
Net unrealized (depreciation) appreciation on investments and currency translations	(977,271)	2,676,001
Net increase in net assets resulting from operations	1,191,950	4,599,144

Dividends and distributions paid to shareholders:
Dividends from net investment income	(382,079)	(648,004)
Distributions from net realized gain on investments	(1,194,100)	(635,402)
Total dividends and distributions paid to shareholders	(1,576,179)	(1,283,406)

Net capital share transactions	2,177,086	1,133,149

Total increase in net assets	1,792,857	4,448,887

Net assets:
Beginning of period	35,106,456	30,657,569
End of period (including undistributed net investment income: $72,365 and $70,247, respectively)	$36,899,313	$35,106,456

*Unaudited.

See Notes to Financial Statements

American Mutual Fund	11

Notes to financial statements	unaudited

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1,	None	None	None
F-2 and 529-F-1
Classes R-1, R-2, R-2E,	None	None	None
R-3, R-4, R-5 and R-6

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

12	American Mutual Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

American Mutual Fund	13

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

14	American Mutual Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from

American Mutual Fund	15

significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of April 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$2,926,224	$—	$—	$2,926,224
Materials	1,578,126	—	—	1,578,126
Industrials	5,448,745	—	—	5,448,745
Consumer discretionary	2,944,275	—	—	2,944,275
Consumer staples	2,234,197	—	—	2,234,197
Health care	5,693,894	—	—	5,693,894
Financials	3,845,996	—	—	3,845,996
Information technology	3,904,380	—	—	3,904,380
Telecommunication services	1,999,777	—	—	1,999,777
Utilities	1,952,522	—	—	1,952,522
Miscellaneous	1,596,811	78,658	—	1,675,469
Preferred securities	11,525	—	—	11,525
Convertible stocks	49,270	—	—	49,270
Bonds, notes & other debt instruments	—	400,352	—	400,352
Short-term securities	—	2,185,009	—	2,185,009
Total	$34,185,742	$2,664,019	$—	$36,849,761

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

16	American Mutual Fund

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

American Mutual Fund	17

As of and during the period ended April 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2014, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$74,393
Undistributed long-term capital gains	1,193,708

As of April 30, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$10,381,851
Gross unrealized depreciation on investment securities	(333,253)
Net unrealized appreciation on investment securities	10,048,598
Cost of investment securities	26,801,163

18	American Mutual Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended April 30, 2015						Year ended October 31, 2014
					Total					Total
					dividends and					dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term	distributions
Share class	income		capital gains		paid		income		capital gains	paid
Class A	$240,267		$756,146		$996,413		$415,542		$407,842	$823,384
Class B	602		3,302		3,904		1,505		3,006	4,511
Class C	8,026		39,932		47,958		13,490		22,339	35,829
Class F-1	14,304		46,039		60,343		27,176		29,230	56,406
Class F-2	25,687		73,387		99,074		35,431		28,597	64,028
Class 529-A	7,288		23,822		31,110		12,338		12,676	25,014
Class 529-B	56		341		397		136		301	437
Class 529-C	1,152		6,065		7,217		1,894		3,299	5,193
Class 529-E	329		1,236		1,565		559		671	1,230
Class 529-F-1	615		1,837		2,452		1,031		954	1,985
Class R-1	497		2,455		2,952		817		1,414	2,231
Class R-2	1,789		8,764		10,553		2,900		4,861	7,761
Class R-2E*	—	†	—	†	—	†	—	†	—	—	†
Class R-3	6,153		24,251		30,404		11,186		13,544	24,730
Class R-4	8,590		27,918		36,508		15,060		15,209	30,269
Class R-5	3,932		11,888		15,820		8,037		7,665	15,702
Class R-6	62,792		166,717		229,509		100,902		83,794	184,696
Total	$382,079		$1,194,100		$1,576,179		$648,004		$635,402	$1,283,406

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.225% on such assets in excess of $21 billion.

On March 12, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2015, decreasing the annual rates on daily net assets in excess of $34 billion to 0.223%. CRMC voluntarily reduced investment advisory service fees to the approved rate in advance of the effective date. For the six months ended April 30, 2015, total investment advisory services fees waived by CRMC

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were $22,000. As a result, the fee shown on the accompanying financial statements of $43,468,000 was reduced to $43,446,000, both of which were equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

20	American Mutual Fund

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended April 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$27,560	$9,360	$1,131	Not applicable
Class B	457	44	Not applicable	Not applicable
Class C	5,908	492	296	Not applicable
Class F-1	1,702	752	343	Not applicable
Class F-2	Not applicable	1,155	556	Not applicable
Class 529-A	816	240	179	$319
Class 529-B	47	4	2	5
Class 529-C	895	66	45	80
Class 529-E	91	7	9	16
Class 529-F-1	—	18	14	24
Class R-1	366	37	18	Not applicable
Class R-2	966	398	65	Not applicable
Class R-2E	— *	— *	— *	Not applicable
Class R-3	1,740	469	174	Not applicable
Class R-4	1,031	356	206	Not applicable
Class R-5	Not applicable	68	80	Not applicable
Class R-6	Not applicable	7	1,314	Not applicable
Total class-specific expenses	$41,579	$13,473	$4,432	$444

* Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund

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and vary according to the total returns of the selected funds. Trustees’ compensation of $305,000 in the fund’s statement of operations includes $201,000 in current fees (either paid in cash or deferred) and a net increase of $104,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of
			dividends and						Net increase
	Sales[1]		distributions				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended April 30, 2015
Class A	$1,230,795	32,848	$971,848		26,041		$(1,166,004)	(31,084)	$1,036,639	27,805
Class B	1,885	51	3,883		104		(31,516)	(849)	(25,748)	(694)
Class C	133,983	3,621	47,385		1,283		(130,350)	(3,522)	51,018	1,382
Class F-1	219,349	5,883	59,507		1,600		(153,532)	(4,114)	125,324	3,369
Class F-2	332,309	8,863	96,153		2,578		(215,349)	(5,746)	213,113	5,695
Class 529-A	57,780	1,546	31,106		835		(39,280)	(1,049)	49,606	1,332
Class 529-B	287	8	397		10		(3,141)	(84)	(2,457)	(66)
Class 529-C	14,701	396	7,209		194		(13,232)	(355)	8,678	235
Class 529-E	2,778	75	1,563		42		(2,944)	(79)	1,397	38
Class 529-F-1	6,465	173	2,438		65		(6,658)	(177)	2,245	61
Class R-1	11,556	312	2,943		79		(10,995)	(296)	3,504	95
Class R-2	39,192	1,057	10,547		285		(39,188)	(1,058)	10,551	284
Class R-2E	24	1	—	[2]	—	[2]	— [2]	— [2]	24	1
Class R-3	102,292	2,744	30,374		818		(178,355)	(4,766)	(45,689)	(1,204)
Class R-4	101,186	2,707	36,394		978		(115,666)	(3,086)	21,914	599
Class R-5	52,467	1,400	15,820		424		(118,311)	(3,180)	(50,024)	(1,356)
Class R-6	823,494	22,136	229,500		6,153		(276,003)	(7,318)	776,991	20,971
Total net increase (decrease)	$3,130,543	83,821	$1,547,067		41,489		$(2,500,524)	(66,763)	$2,177,086	58,547

22	American Mutual Fund

				Reinvestments of
				dividends and				Net increase
	Sales[1]			distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2014
Class A	$1,861,518	52,627		$800,052	22,915	$(2,215,700)	(62,413)	$445,870	13,129
Class B	4,185	120		4,478	130	(69,317)	(1,978)	(60,654)	(1,728)
Class C	195,090	5,582		35,309	1,028	(248,782)	(7,102)	(18,383)	(492)
Class F-1	347,939	9,883		55,421	1,596	(633,894)	(17,660)	(230,534)	(6,181)
Class F-2	827,096	22,976		61,860	1,765	(286,731)	(8,071)	602,225	16,670
Class 529-A	77,373	2,193		25,002	718	(80,612)	(2,272)	21,763	639
Class 529-B	457	13		436	13	(6,869)	(196)	(5,976)	(170)
Class 529-C	21,892	622		5,192	150	(24,016)	(680)	3,068	92
Class 529-E	4,250	121		1,228	35	(5,162)	(147)	316	9
Class 529-F-1	11,162	316		1,960	56	(9,569)	(273)	3,553	99
Class R-1	17,809	505		2,223	65	(22,466)	(639)	(2,434)	(69)
Class R-2	54,005	1,537		7,755	225	(67,687)	(1,926)	(5,927)	(164)
Class R-2E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-3	148,467	4,218		24,703	714	(176,371)	(4,996)	(3,201)	(64)
Class R-4	144,559	4,091		30,201	868	(162,318)	(4,558)	12,442	401
Class R-5	73,967	2,079		15,701	450	(193,956)	(5,486)	(104,288)	(2,957)
Class R-6	910,850	25,691		183,930	5,257	(619,481)	(17,189)	475,299	13,759
Total net increase (decrease)	$4,700,629	132,574		$1,255,451	35,985	$(4,822,931)	(135,586)	$1,133,149	32,973

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,444,527,000 and $5,790,754,000, respectively, during the six months ended April 30, 2015.

American Mutual Fund	23

Financial highlights

		Income from investment operations[1]			Dividends and distributions

	Net asset		Net gains on		Dividends		Total				Ratio of		Ratio of net
	value,	Net	securities (both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	expenses		income
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	to average		to average
	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return[2,3]	(in millions)	net assets		net assets
Class A:
Six months ended 4/30/2015[4,5]	$37.85	$.40	$.85	$1.25	$(.40)	$(1.28)	$(1.68)	$37.42	3.35%	$23,069	.59%[6]		2.14%[6]
Year ended 10/31/2014	34.27	.72	4.28	5.00	(.71)	(.71)	(1.42)	37.85	14.99	22,280	.59		2.02
Year ended 10/31/2013	28.27	.70	6.00	6.70	(.70)	—	(.70)	34.27	24.01	19,724	.61		2.25
Year ended 10/31/2012	25.41	.66	2.87	3.53	(.67)	—	(.67)	28.27	14.02	15,677	.63		2.44
Year ended 10/31/2011	24.38	.66	1.00	1.66	(.63)	—	(.63)	25.41	6.85	13,549	.62		2.57
Year ended 10/31/2010	21.57	.62	2.86	3.48	(.67)	—	(.67)	24.38	16.31	13,051	.63		2.69

Class B:
Six months ended 4/30/2015[4,5]	37.57	.26	.84	1.10	(.25)	(1.28)	(1.53)	37.14	2.94	78	1.34	[6]	1.41	[6]
Year ended 10/31/2014	34.01	.45	4.24	4.69	(.42)	(.71)	(1.13)	37.57	14.13	105	1.35		1.28
Year ended 10/31/2013	28.05	.47	5.94	6.41	(.45)	—	(.45)	34.01	23.06	154	1.38		1.52
Year ended 10/31/2012	25.21	.46	2.83	3.29	(.45)	—	(.45)	28.05	13.16	196	1.39		1.71
Year ended 10/31/2011	24.19	.46	.99	1.45	(.43)	—	(.43)	25.21	6.01	275	1.39		1.81
Year ended 10/31/2010	21.41	.44	2.83	3.27	(.49)	—	(.49)	24.19	15.40	369	1.40		1.93

Class C:
Six months ended 4/30/2015[4,5]	37.39	.25	.84	1.09	(.25)	(1.28)	(1.53)	36.95	2.95	1,207	1.39	[6]	1.34	[6]
Year ended 10/31/2014	33.88	.43	4.22	4.65	(.43)	(.71)	(1.14)	37.39	14.03	1,170	1.40		1.22
Year ended 10/31/2013	27.96	.44	5.94	6.38	(.46)	—	(.46)	33.88	23.01	1,076	1.42		1.44
Year ended 10/31/2012	25.14	.44	2.84	3.28	(.46)	—	(.46)	27.96	13.13	853	1.43		1.63
Year ended 10/31/2011	24.13	.44	1.00	1.44	(.43)	—	(.43)	25.14	5.97	737	1.43		1.75
Year ended 10/31/2010	21.36	.43	2.82	3.25	(.48)	—	(.48)	24.13	15.34	691	1.46		1.86

Class F-1:
Six months ended 4/30/2015[4,5]	37.71	.38	.86	1.24	(.39)	(1.28)	(1.67)	37.28	3.32	1,420	.66	[6]	2.06	[6]
Year ended 10/31/2014	34.15	.69	4.26	4.95	(.68)	(.71)	(1.39)	37.71	14.88	1,309	.67		1.95
Year ended 10/31/2013	28.18	.68	5.98	6.66	(.69)	—	(.69)	34.15	23.91	1,397	.68		2.18
Year ended 10/31/2012	25.33	.65	2.86	3.51	(.66)	—	(.66)	28.18	14.00	1,000	.67		2.39
Year ended 10/31/2011	24.31	.64	1.00	1.64	(.62)	—	(.62)	25.33	6.79	744	.66		2.52
Year ended 10/31/2010	21.51	.61	2.85	3.46	(.66)	—	(.66)	24.31	16.28	569	.67		2.63

Class F-2:
Six months ended 4/30/2015[4,5]	37.84	.43	.86	1.29	(.44)	(1.28)	(1.72)	37.41	3.44	2,310	.41	[6]	2.32	[6]
Year ended 10/31/2014	34.27	.78	4.27	5.05	(.77)	(.71)	(1.48)	37.84	15.15	2,121	.42		2.18
Year ended 10/31/2013	28.27	.76	6.00	6.76	(.76)	—	(.76)	34.27	24.22	1,349	.43		2.46
Year ended 10/31/2012	25.41	.70	2.88	3.58	(.72)	—	(.72)	28.27	14.26	1,197	.43		2.59
Year ended 10/31/2011	24.38	.70	1.01	1.71	(.68)	—	(.68)	25.41	7.07	542	.42		2.75
Year ended 10/31/2010	21.57	.65	2.88	3.53	(.72)	—	(.72)	24.38	16.57	340	.41		2.81

Class 529-A:
Six months ended 4/30/2015[4,5]	37.77	.38	.85	1.23	(.38)	(1.28)	(1.66)	37.34	3.30	740	.69	[6]	2.04	[6]
Year ended 10/31/2014	34.21	.68	4.26	4.94	(.67)	(.71)	(1.38)	37.77	14.83	698	.69		1.92
Year ended 10/31/2013	28.22	.67	5.99	6.66	(.67)	—	(.67)	34.21	23.90	611	.71		2.15
Year ended 10/31/2012	25.37	.63	2.86	3.49	(.64)	—	(.64)	28.22	13.91	473	.72		2.34
Year ended 10/31/2011	24.34	.63	1.01	1.64	(.61)	—	(.61)	25.37	6.77	373	.70		2.48
Year ended 10/31/2010	21.54	.60	2.85	3.45	(.65)	—	(.65)	24.34	16.20	303	.71		2.59

See page 30 for footnotes.

24	American Mutual Fund	American Mutual Fund	25

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions

	Net asset		Net gains on		Dividends		Total				Ratio of		Ratio of net
	value,	Net	securities (both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	expenses		income
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	to average		to average
	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return[2,3]	(in millions)	net assets		net assets
Class 529-B:
Six months ended 4/30/2015[4,5]	$37.68	$.24	$.84	$1.08	$(.22)	$(1.28)	$(1.50)	$37.26	2.89%	$8	1.47%[6]		1.28%[6]
Year ended 10/31/2014	34.10	.41	4.26	4.67	(.38)	(.71)	(1.09)	37.68	13.99	11	1.48		1.15
Year ended 10/31/2013	28.13	.43	5.96	6.39	(.42)	—	(.42)	34.10	22.88	16	1.50		1.40
Year ended 10/31/2012	25.28	.42	2.85	3.27	(.42)	—	(.42)	28.13	13.05	19	1.52		1.58
Year ended 10/31/2011	24.25	.43	1.00	1.43	(.40)	—	(.40)	25.28	5.87	25	1.50		1.70
Year ended 10/31/2010	21.46	.42	2.84	3.26	(.47)	—	(.47)	24.25	15.29	33	1.51		1.82

Class 529-C:
Six months ended 4/30/2015[4,5]	37.58	.23	.86	1.09	(.24)	(1.28)	(1.52)	37.15	2.92	185	1.46	[6]	1.27	[6]
Year ended 10/31/2014	34.04	.40	4.25	4.65	(.40)	(.71)	(1.11)	37.58	13.97	179	1.47		1.14
Year ended 10/31/2013	28.09	.42	5.96	6.38	(.43)	—	(.43)	34.04	22.92	159	1.50		1.37
Year ended 10/31/2012	25.26	.42	2.84	3.26	(.43)	—	(.43)	28.09	13.01	126	1.51		1.55
Year ended 10/31/2011	24.24	.43	1.00	1.43	(.41)	—	(.41)	25.26	5.92	102	1.50		1.68
Year ended 10/31/2010	21.46	.41	2.84	3.25	(.47)	—	(.47)	24.24	15.27	85	1.50		1.80

Class 529-E:
Six months ended 4/30/2015[4,5]	37.64	.33	.86	1.19	(.34)	(1.28)	(1.62)	37.21	3.18	37	.93	[6]	1.80	[6]
Year ended 10/31/2014	34.09	.59	4.26	4.85	(.59)	(.71)	(1.30)	37.64	14.58	36	.94		1.67
Year ended 10/31/2013	28.13	.59	5.97	6.56	(.60)	—	(.60)	34.09	23.56	32	.96		1.90
Year ended 10/31/2012	25.29	.56	2.85	3.41	(.57)	—	(.57)	28.13	13.62	26	.98		2.08
Year ended 10/31/2011	24.27	.56	1.00	1.56	(.54)	—	(.54)	25.29	6.45	20	.98		2.20
Year ended 10/31/2010	21.48	.53	2.85	3.38	(.59)	—	(.59)	24.27	15.87	16	1.00		2.30

Class 529-F-1:
Six months ended 4/30/2015[4,5]	37.82	.42	.85	1.27	(.42)	(1.28)	(1.70)	37.39	3.41	56	.46	[6]	2.27	[6]
Year ended 10/31/2014	34.25	.76	4.27	5.03	(.75)	(.71)	(1.46)	37.82	15.10	54	.47		2.14
Year ended 10/31/2013	28.26	.74	5.99	6.73	(.74)	—	(.74)	34.25	24.14	46	.49		2.36
Year ended 10/31/2012	25.39	.69	2.88	3.57	(.70)	—	(.70)	28.26	14.21	32	.51		2.54
Year ended 10/31/2011	24.37	.68	1.01	1.69	(.67)	—	(.67)	25.39	6.96	22	.49		2.67
Year ended 10/31/2010	21.56	.65	2.86	3.51	(.70)	—	(.70)	24.37	16.47	13	.50		2.79

Class R-1:
Six months ended 4/30/2015[4,5]	37.51	.24	.85	1.09	(.25)	(1.28)	(1.53)	37.07	2.94	75	1.40	[6]	1.32	[6]
Year ended 10/31/2014	33.98	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.51	14.02	72	1.42		1.19
Year ended 10/31/2013	28.04	.44	5.95	6.39	(.45)	—	(.45)	33.98	22.98	68	1.44		1.43
Year ended 10/31/2012	25.22	.43	2.86	3.29	(.47)	—	(.47)	28.04	13.12	58	1.43		1.61
Year ended 10/31/2011	24.21	.44	1.00	1.44	(.43)	—	(.43)	25.22	5.96	35	1.43		1.75
Year ended 10/31/2010	21.43	.42	2.85	3.27	(.49)	—	(.49)	24.21	15.38	29	1.45		1.84

Class R-2:
Six months ended 4/30/2015[4,5]	37.48	.25	.85	1.10	(.26)	(1.28)	(1.54)	37.04	2.95	261	1.36	[6]	1.37	[6]
Year ended 10/31/2014	33.95	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.48	14.05	253	1.41		1.20
Year ended 10/31/2013	28.02	.45	5.94	6.39	(.46)	—	(.46)	33.95	23.02	235	1.40		1.47
Year ended 10/31/2012	25.19	.44	2.84	3.28	(.45)	—	(.45)	28.02	13.13	195	1.43		1.63
Year ended 10/31/2011	24.18	.44	.99	1.43	(.42)	—	(.42)	25.19	5.94	167	1.45		1.73
Year ended 10/31/2010	21.40	.42	2.83	3.25	(.47)	—	(.47)	24.18	15.32	153	1.48		1.83

See page 30 for footnotes.

26	American Mutual Fund	American Mutual Fund	27

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions

	Net asset		Net gains on		Dividends		Total						Ratio of		Ratio of net
	value,	Net	securities (both	Total from	(from net	Distributions	dividends	Net asset			Net assets,		expenses		income
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total		end of period		to average		to average
	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return[2,3]		(in millions)		net assets		net assets
Class R-2E:
Six months ended 4/30/2015[4,5]	$37.83	$.33	$.90	$1.23	$(.40)	$(1.28)	$(1.68)	$37.38	3.30%[7]		$—	[8]	.78%[6,7]		1.81%[6,7]
Period from 8/29/2014 to 10/31/2014[4,9]	37.19	.12	.73	.85	(.21)	—	(.21)	37.83	2.28	[10]	—	[8]	.08	[3,10]	.32	[3,10]

Class R-3:
Six months ended 4/30/2015[4,5]	37.60	.33	.84	1.17	(.33)	(1.28)	(1.61)	37.16	3.16		663		.94	[6]	1.80	[6]
Year ended 10/31/2014	34.05	.58	4.26	4.84	(.58)	(.71)	(1.29)	37.60	14.58		716		.96		1.66
Year ended 10/31/2013	28.10	.59	5.96	6.55	(.60)	—	(.60)	34.05	23.55		650		.96		1.90
Year ended 10/31/2012	25.26	.56	2.86	3.42	(.58)	—	(.58)	28.10	13.64		518		.97		2.09
Year ended 10/31/2011	24.25	.56	1.00	1.56	(.55)	—	(.55)	25.26	6.43		410		.97		2.21
Year ended 10/31/2010	21.46	.53	2.85	3.38	(.59)	—	(.59)	24.25	15.90		307		.99		2.29

Class R-4:
Six months ended 4/30/2015[4,5]	37.74	.39	.85	1.24	(.39)	(1.28)	(1.67)	37.31	3.33		836		.64	[6]	2.09	[6]
Year ended 10/31/2014	34.18	.69	4.27	4.96	(.69)	(.71)	(1.40)	37.74	14.89		824		.66		1.96
Year ended 10/31/2013	28.20	.68	5.99	6.67	(.69)	—	(.69)	34.18	23.95		732		.66		2.18
Year ended 10/31/2012	25.35	.64	2.87	3.51	(.66)	—	(.66)	28.20	13.98		487		.66		2.37
Year ended 10/31/2011	24.32	.64	1.01	1.65	(.62)	—	(.62)	25.35	6.81		272		.67		2.50
Year ended 10/31/2010	21.53	.60	2.85	3.45	(.66)	—	(.66)	24.32	16.21		189		.68		2.58

Class R-5:
Six months ended 4/30/2015[4,5]	37.85	.45	.85	1.30	(.45)	(1.28)	(1.73)	37.42	3.47		292		.35	[6]	2.39	[6]
Year ended 10/31/2014	34.27	.80	4.28	5.08	(.79)	(.71)	(1.50)	37.85	15.24		346		.36		2.26
Year ended 10/31/2013	28.27	.78	6.00	6.78	(.78)	—	(.78)	34.27	24.32		415		.36		2.50
Year ended 10/31/2012	25.41	.73	2.87	3.60	(.74)	—	(.74)	28.27	14.31		311		.37		2.69
Year ended 10/31/2011	24.38	.72	1.00	1.72	(.69)	—	(.69)	25.41	7.11		255		.37		2.81
Year ended 10/31/2010	21.57	.67	2.87	3.54	(.73)	—	(.73)	24.38	16.59		195		.38		2.90

Class R-6:
Six months ended 4/30/2015[4,5]	37.86	.45	.85	1.30	(.45)	(1.28)	(1.73)	37.43	3.49		5,662		.30	[6]	2.42	[6]
Year ended 10/31/2014	34.28	.82	4.28	5.10	(.81)	(.71)	(1.52)	37.86	15.31		4,932		.30		2.31
Year ended 10/31/2013	28.28	.79	6.01	6.80	(.80)	—	(.80)	34.28	24.38		3,994		.31		2.50
Year ended 10/31/2012	25.41	.74	2.88	3.62	(.75)	—	(.75)	28.28	14.40		1,526		.32		2.73
Year ended 10/31/2011	24.39	.73	1.00	1.73	(.71)	—	(.71)	25.41	7.12		1,038		.32		2.86
Year ended 10/31/2010	21.58	.68	2.87	3.55	(.74)	—	(.74)	24.39	16.64		784		.33		2.92

See page 30 for footnotes.

	Six months ended April 30,	Year ended October 31
	2015[3,4,5]	2014	2013	2012	2011	2010

Portfolio turnover rate for all share classes	17%	16%	18%	22%	23%	20%

See Notes to Financial Statements

28	American Mutual Fund	American Mutual Fund	29

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Not annualized.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Unaudited.
[6]	Annualized.
[7]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[8]	Amount less than $1 million.
[9]	Class R-2E shares were offered beginning August 29, 2014.
[10]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

30	American Mutual Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2014, through April 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Mutual Fund	31

	Beginning account value 11/1/2014	Ending account value 4/30/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,033.47	$2.97	.59%
Class A - assumed 5% return	1,000.00	1,021.87	2.96	.59
Class B - actual return	1,000.00	1,029.45	6.74	1.34
Class B - assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class C - actual return	1,000.00	1,029.46	6.99	1.39
Class C - assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class F-1 - actual return	1,000.00	1,033.22	3.33	.66
Class F-1 - assumed 5% return	1,000.00	1,021.52	3.31	.66
Class F-2 - actual return	1,000.00	1,034.42	2.07	.41
Class F-2 - assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 529-A - actual return	1,000.00	1,033.01	3.48	.69
Class 529-A - assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 529-B - actual return	1,000.00	1,028.93	7.40	1.47
Class 529-B - assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class 529-C - actual return	1,000.00	1,029.24	7.35	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class 529-E - actual return	1,000.00	1,031.83	4.69	.93
Class 529-E - assumed 5% return	1,000.00	1,020.18	4.66	.93
Class 529-F-1 - actual return	1,000.00	1,034.13	2.32	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.51	2.31	.46
Class R-1 - actual return	1,000.00	1,029.36	7.04	1.40
Class R-1 - assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class R-2 - actual return	1,000.00	1,029.53	6.84	1.36
Class R-2 - assumed 5% return	1,000.00	1,018.05	6.80	1.36
Class R-2E - actual return	1,000.00	1,033.00	3.93	.78
Class R-2E - assumed 5% return	1,000.00	1,020.93	3.91	.78
Class R-3 - actual return	1,000.00	1,031.56	4.73	.94
Class R-3 - assumed 5% return	1,000.00	1,020.13	4.71	.94
Class R-4 - actual return	1,000.00	1,033.34	3.23	.64
Class R-4 - assumed 5% return	1,000.00	1,021.62	3.21	.64
Class R-5 - actual return	1,000.00	1,034.74	1.77	.35
Class R-5 - assumed 5% return	1,000.00	1,023.06	1.76	.35
Class R-6 - actual return	1,000.00	1,034.90	1.51	.30
Class R-6 - assumed 5% return	1,000.00	1,023.31	1.51	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	American Mutual Fund

Approval of Investment Advisory and Service Agreement

The American Mutual Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2016. The agreement was amended to add an additional advisory fee breakpoint when the fund’s net assets exceed $34 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its three objectives: current income, growth of capital and conservation of principal. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth and Income Funds Index, the Lipper Large-Cap Value Funds Index and the S&P 500 Index. They noted that the investment results of the fund compared favorably to those of the Lipper indexes for

American Mutual Fund	33

the 20-year, 10-year and five-year periods, while being slightly lower than the results of the S&P 500 Index for the same periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the potential benefits CRMC received from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

34	American Mutual Fund

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Mutual Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2015, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund®
Investment portfolio
April 30, 2015
unaudited
Common stocks 92.70% Energy 7.93%	Shares	Value (000)
BP PLC (ADR)	3,553,600	$153,373
Canadian Natural Resources, Ltd.	4,875,600	162,008
Chevron Corp.	3,808,900	423,016
ConocoPhillips	3,378,900	229,495
Devon Energy Corp.	534,000	36,424
Diamond Offshore Drilling, Inc.	728,941	24,398
Enbridge Inc.	3,353,300	175,478
Enbridge Inc. (CAD denominated)	800,000	41,814
Ensco PLC, Class A	1,572,800	42,906
EOG Resources, Inc.	1,413,500	139,866
Exxon Mobil Corp.	2,150,000	187,846
Halliburton Co.	317,000	15,517
Noble Energy, Inc.	589,200	29,884
Royal Dutch Shell PLC, Class A (ADR)	7,794,606	494,412
Schlumberger Ltd.	2,610,000	246,932
Spectra Energy Corp	10,051,119	374,404
Suncor Energy Inc.	4,558,561	148,451
		2,926,224
Materials 4.28%
Barrick Gold Corp.	1,200,000	15,624
CRH PLC (ADR)	1,089,059	30,439
Dow Chemical Co.	6,004,037	306,206
E.I. du Pont de Nemours and Co.	690,000	50,508
Freeport-McMoRan Inc.	1,157,700	26,940
International Flavors & Fragrances Inc.	1,158,849	132,978
MeadWestvaco Corp.	927,000	45,238
Monsanto Co.	2,207,000	251,510
Mosaic Co.	3,060,500	134,662
Nucor Corp.	1,099,600	53,726
Potash Corp. of Saskatchewan Inc.	1,930,000	62,995
Praxair, Inc.	3,832,531	467,300
		1,578,126
Industrials 14.77%
3M Co.	1,515,000	236,931
Boeing Co.	3,029,100	434,191
Caterpillar Inc.	668,000	58,036
CSX Corp.	9,312,193	336,077
Cummins Inc.	2,407,399	332,847
Eaton Corp. PLC	1,265,000	86,943
Emerson Electric Co.	3,076,850	181,011
General Dynamics Corp.	2,541,164	348,953
General Electric Co.	18,986,585	514,157
Illinois Tool Works Inc.	1,850,000	173,123
Lockheed Martin Corp.	2,413,260	450,314
Norfolk Southern Corp.	3,241,647	326,920
American Mutual Fund — Page 1 of 6

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Precision Castparts Corp.	890,342	$184,025
Republic Services, Inc.	2,836,300	115,239
Rockwell Automation	1,098,300	130,258
Siemens AG (ADR)	1,052,000	114,447
Snap-on Inc.	750,000	112,163
Union Pacific Corp.	3,944,863	419,063
United Parcel Service, Inc., Class B	2,704,300	271,863
United Technologies Corp.	2,823,174	321,136
Waste Management, Inc.	6,078,100	301,048
		5,448,745
Consumer discretionary 7.98%
Carnival Corp., units	6,244,100	274,553
Coach, Inc.	1,036,722	39,613
Comcast Corp., Class A	3,963,400	228,926
Comcast Corp., Class A, special nonvoting shares	2,090,000	120,363
Hasbro, Inc.	1,948,788	137,955
Home Depot, Inc.	5,656,052	605,084
Honda Motor Co., Ltd. (ADR)	1,047,800	35,133
Johnson Controls, Inc.	5,789,580	291,679
Mattel, Inc.	2,771,947	78,058
McDonald’s Corp.	1,364,000	131,694
Newell Rubbermaid Inc.	6,893,200	262,838
Ross Stores, Inc.	166,000	16,414
Scripps Networks Interactive, Inc., Class A	265,000	18,513
Starbucks Corp.	1,206,000	59,794
Time Warner Cable Inc.	933,600	145,193
Time Warner Inc.	1,851,436	156,280
Viacom Inc., Class B	1,823,900	126,670
Whirlpool Corp.	225,000	39,510
Williams-Sonoma, Inc.	2,163,000	159,045
YUM! Brands, Inc.	197,300	16,960
		2,944,275
Consumer staples 6.06%
Avon Products, Inc.	6,062,300	49,529
Coca-Cola Co.	8,730,800	354,121
Colgate-Palmolive Co.	1,130,000	76,027
ConAgra Foods, Inc.	4,940,200	178,588
CVS Health Corp.	1,045,000	103,758
General Mills, Inc.	1,500,000	83,010
Kellogg Co.	1,539,423	97,492
Kimberly-Clark Corp.	1,000,000	109,690
Kraft Foods Group, Inc.	2,292,000	194,247
Mead Johnson Nutrition Co.	186,000	17,841
Mondelez International, Inc.	3,552,900	136,325
PepsiCo, Inc.	1,235,769	117,546
Procter & Gamble Co.	7,497,400	596,118
Unilever PLC (ADR)	2,736,300	119,905
		2,234,197
Health care 15.43%
Abbott Laboratories	1,863,000	86,480
AbbVie Inc.	18,637,000	1,205,068
Aetna Inc.	503,700	53,830
American Mutual Fund — Page 2 of 6

unaudited
Common stocks Health care (continued)	Shares	Value (000)
AmerisourceBergen Corp.	356,000	$40,691
Amgen Inc.	7,764,272	1,226,056
Bristol-Myers Squibb Co.	5,243,000	334,136
Cardinal Health, Inc.	1,055,000	88,979
Gilead Sciences, Inc.[1]	1,437,900	144,523
Humana Inc.	138,000	22,853
Johnson & Johnson	2,745,000	272,304
Medtronic PLC	6,197,000	461,367
Merck & Co., Inc.	7,903,085	470,708
Novartis AG (ADR)	3,014,000	306,825
Pfizer Inc.	10,459,100	354,877
Quest Diagnostics Inc.	1,880,000	134,270
ResMed Inc.	1,800,000	115,092
St. Jude Medical, Inc.	2,192,800	153,606
Stryker Corp.	1,563,840	144,249
UnitedHealth Group Inc.	700,000	77,980
		5,693,894
Financials 10.42%
ACE Ltd.	668,400	71,512
Aon PLC, Class A	1,852,000	178,218
Arthur J. Gallagher & Co.	4,490,548	214,783
Bank of New York Mellon Corp.	3,141,400	133,007
Bank of Nova Scotia	2,310,900	127,492
BB&T Corp.	2,046,000	78,341
CME Group Inc., Class A	1,531,000	139,183
HSBC Holdings PLC (ADR)	1,200,000	59,556
Hudson City Bancorp, Inc.	1,696,000	15,773
Intercontinental Exchange, Inc.	664,918	149,294
JPMorgan Chase & Co.	4,153,800	262,769
Marsh & McLennan Companies, Inc.	4,296,394	241,286
McGraw Hill Financial, Inc.	321,643	33,547
Old Republic International Corp.	7,300,800	111,629
PNC Financial Services Group, Inc.	1,806,400	165,701
Principal Financial Group, Inc.	6,200,000	316,944
Progressive Corp.	3,195,500	85,192
Royal Bank of Canada	2,190,000	145,413
State Street Corp.	2,155,400	166,225
Sun Life Financial Inc.	4,654,800	149,093
Toronto-Dominion Bank	1,989,400	91,831
Toronto-Dominion Bank (CAD denominated)	3,000,000	138,500
U.S. Bancorp	8,306,079	356,082
Ventas, Inc.	1,545,000	106,451
Wells Fargo & Co.	5,593,000	308,174
		3,845,996
Information technology 10.58%
Accenture PLC, Class A	1,514,000	140,272
Analog Devices, Inc.	2,229,640	137,881
Apple Inc.	3,008,000	376,451
Automatic Data Processing, Inc.	2,923,300	247,136
Cisco Systems, Inc.	10,735,000	309,490
Google Inc., Class A1	38,000	20,853
Google Inc., Class C1	38,104	20,475
Intel Corp.	2,800,000	91,140
American Mutual Fund — Page 3 of 6

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
International Business Machines Corp.	623,000	$106,714
KLA-Tencor Corp.	1,322,000	77,734
Linear Technology Corp.	1,863,700	85,972
Maxim Integrated Products, Inc.	1,500,000	49,245
Microsoft Corp.	15,925,607	774,621
Oracle Corp.	8,394,657	366,175
Paychex, Inc.	1,000,000	48,390
QUALCOMM Inc.	431,000	29,308
Texas Instruments Inc.	18,311,644	992,674
Xilinx, Inc.	688,400	29,849
		3,904,380
Telecommunication services 5.42%
AT&T Inc.	11,791,000	408,440
BCE Inc.	1,000,000	44,110
Verizon Communications Inc.	30,674,597	1,547,227
		1,999,777
Utilities 5.29%
American Electric Power Co., Inc.	1,435,000	81,608
Dominion Resources, Inc.	3,600,000	258,048
Duke Energy Corp.	1,452,957	112,706
Edison International	113,000	6,886
Exelon Corp.	13,938,885	474,201
FirstEnergy Corp.	6,059,276	217,589
PG&E Corp.	4,825,000	255,339
PPL Corp.	2,044,300	69,568
Sempra Energy	3,414,053	362,470
Xcel Energy Inc.	3,365,000	114,107
		1,952,522
Miscellaneous 4.54%
Other common stocks in initial period of acquisition		1,675,469
Total common stocks (cost: $24,208,096,000)		34,203,605
Preferred securities 0.03% Financials 0.03%
U.S. Bancorp, Series F, 6.50% noncumulative depositary shares	387,000	11,525
Total preferred securities (cost: $10,004,000)		11,525
Convertible stocks 0.13% Utilities 0.13%
Exelon Corp., convertible preferred, units	1,000,000	49,270
Total convertible stocks (cost: $50,730,000)		49,270
American Mutual Fund — Page 4 of 6

unaudited
Bonds, notes & other debt instruments 1.09% Corporate bonds & notes 0.81% Financials 0.76%	Principal amount (000)	Value (000)
Bank of America Corp., Series K, junior subordinated 8.00% noncumulative (undated)[2]	$1,665	$1,788
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)[2]	1,665	1,807
ERP Operating LP 5.125% 2016	2,400	2,489
ERP Operating LP 5.375% 2016	6,455	6,809
ERP Operating LP 5.75% 2017	8,783	9,594
ERP Operating LP 7.125% 2017	5,000	5,660
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[2]	116,654	124,528
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[2]	115,445	128,000
		280,675
Utilities 0.05%
FPL Group Capital, Inc. 7.875% 2015	15,000	15,636
Total corporate bonds & notes		296,311
U.S. Treasury bonds & notes 0.27% U.S. Treasury 0.27%
U.S. Treasury 1.875% 2017	39,050	40,106
U.S. Treasury 1.00% 2017	60,100	60,488
		100,594
Mortgage-backed obligations 0.01%
Fannie Mae 4.50% 2024[3]	3,215	3,447
Total bonds, notes & other debt instruments (cost: $362,272,000)		400,352
Short-term securities 5.92%
Apple Inc. 0.11%–0.13% due 8/3/2015–9/10/2015[4]	89,000	88,941
CAFCO, LLC 0.22%–0.24% due 5/1/2015–5/4/2015	55,100	55,100
Caterpillar Inc. 0.13% due 6/17/2015	50,000	49,991
Chariot Funding, LLC 0.25%–0.28% due 5/21/2015–10/8/2015[4]	85,200	85,125
Coca-Cola Co. 0.15%–0.21% due 5/11/2015–7/14/2015[4]	45,000	44,994
Emerson Electric Co. 0.12% due 7/24/2015[4]	11,300	11,297
Fannie Mae 0.09%–0.14% due 6/1/2015–9/2/2015	160,700	160,695
Federal Farm Credit Banks 0.10%–0.15% due 5/21/2015–8/5/2015	134,800	134,796
Federal Home Loan Bank 0.07%–0.20% due 5/1/2015–11/25/2015	728,200	728,109
Freddie Mac 0.08%–0.21% due 5/19/2015–1/4/2016	354,600	354,512
General Electric Capital Corp. 0.19%–0.26% due 5/5/2015–9/2/2015	55,000	54,984
IBM Corp. 0.12% due 6/30/2015[4]	25,000	24,996
John Deere Capital Corp. 0.08% due 5/15/2015[4]	32,100	32,099
Jupiter Securitization Co., LLC 0.27% due 8/10/2015–8/11/2015[4]	50,000	49,965
Paccar Financial Corp. 0.09% due 5/8/2015	40,900	40,899
PepsiCo Inc. 0.08% due 5/29/2015[4]	33,700	33,698
Precision Castparts Corp. 0.12% due 6/15/2015[4]	25,000	24,995
Private Export Funding Corp. 0.23% due 10/5/2015[4]	51,500	51,434
Regents of the University of California 0.15%–0.16% due 5/6/2015–5/11/2015	33,384	33,383
U.S. Treasury Bills 0.13% due 10/1/2015	50,000	49,999
United Technologies Corp. 0.12% due 5/13/2015[4]	25,000	24,999
Walt Disney Co. 0.09% due 5/15/2015[4]	50,000	49,998
Total short-term securities (cost: $2,184,683,000)		2,185,009
Total investment securities 99.87% (cost: $26,815,785,000)		36,849,761
Other assets less liabilities 0.13%		49,552
Net assets 100.00%		$36,899,313
American Mutual Fund — Page 5 of 6

unaudited
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $522,541,000, which represented 1.42% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-003-0615O-S42174	American Mutual Fund — Page 6 of 6

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended April 30, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the American Mutual Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Mutual Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: June 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: June 30, 2015

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: June 30, 2015